UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 27, 2015


                               LITHIUM CORPORATION
             (Exact name of registrant as specified in its charter)

           Nevada                     000-54332                  98-0530295
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

5976 Lingering Breeze Street, Las Vegas NV                         89148
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (775) 410-5287

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On January 27, 2015, we gave notice to Pathion, Inc., of the termination of the asset purchase agreement entered into on August 15, 2014. The termination of the agreement was due to the failure by Pathion to close the agreement according to the agreed upon schedule in the agreement and the additional extensions provided by our company.

ITEM 7.01 REGULATION FD DISCLOSURE

On January 28, 2015, we issued a news release with respect to the termination of the asset purchase agreement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1   News release dated January 28, 2015

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM CORPORATION


/s/ Brian Goss
---------------------------------
Brian Goss
President and Director
Date: January 29, 2015

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